Exhibit 99.B(g)(1)(i)

May 1, 2009

Ms. Mary Jean Milner

Vice President

The Bank of New York Mellon

One Wall Street, 25th Floor

New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule, and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the “Agreements”), we hereby notify you of the addition of ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, and ING Hang Seng Index Portfolio (collectively, the “Portfolios”), each a newly established series of ING Variable Portfolios, Inc., to be included on the Amended Exhibit A to the Agreements as shown.  This Amended Exhibit A supersedes the previous Amended Exhibit A dated October 31, 2008.

The Amended Exhibit A has also been updated 1) to reflect name changes for ING LargeCap Growth Fund to ING Growth Opportunities Fund, ING Principal Protection Fund VIII to ING Index Plus LargeCap Equity Fund VIII, ING Principal Protection Fund IX to ING Index Plus LargeCap Equity Fund IX, ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio, ING VP Index Plus International Equity Portfolio to ING Index Plus International Equity Portfolio, ING Columbia Small Cap Value II Portfolio to ING Columbia Small Cap Value Portfolio, ING SPorts Core Plus Fixed Income Fund to ING SPorts International Fixed Income Fund, ING VP Strategic Allocation Conservative Portfolio to ING Strategic Allocation Conservative Portfolio, ING VP Strategic Allocation Growth Portfolio to ING Strategic Allocation Growth Portfolio, ING VP Strategic Allocation Moderate Portfolio to ING Strategic Allocation Moderate Portfolio, ING VP Growth and Income Portfolio to ING Growth and Income Portfolio II, ING Lehman Brothers U.S. Aggregate Bond Index Portfolio to ING U.S. Bond Index Portfolio, ING Russell Global Large Cap Index 85% Portfolio to ING Russell Global Large Cap Index 75% Portfolio, ING BlackRock Global Science and Technology Portfolio to ING BlackRock Global Science and Technology Opportunities Portfolio, ING VP Index Plus LargeCap Portfolio to ING Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio to ING Index Plus MidCap Portfolio, ING VP Index Plus SmallCap Portfolio to ING Index Plus SmallCap Portfolio, ING VP Small Company Portfolio to ING Small Company Portfolio, ING Opportunistic LargeCap Value Portfolio to ING Opportunistic LargeCap Portfolio, ING VP International Value Portfolio to ING International Value Portfolio, ING VP MidCap Opportunities Portfolio to ING MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio to ING SmallCap Opportunities Portfolio, ING VP Balanced Portfolio, Inc. to ING Balanced Portfolio, Inc., ING VP Balanced Portfolio to ING Balanced Portfolio, ING VP Intermediate Bond Portfolio to ING Intermediate Bond Portfolio, and ING VP Money Market Portfolio to ING Money Market Portfolio, and 2) by the removal of ING Financial Services Fund,

7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Variable Portfolios, Inc.

ING Fundamental Research Fund, ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III, ING Index Plus LargeCap Equity Fund IV, ING Index Plus LargeCap Equity Fund V, ING Index Plus LargeCap Equity Fund VI, ING Index Plus LargeCap Equity Fund VII, ING OpCap Balanced Value Portfolio, ING 130/30 Fundamental Research Fund, ING Global Science and Technology Fund, ING GET U.S. Core Bond Portfolio — Series 2,  and ING GET U.S. Core Bond Portfolio — Series 3,  as these funds recently merged into other funds, or were dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

		By:	/s/ Todd Modic
		Name:	Todd Modic
		Title:	Senior Vice President
ING Equity Trust
ING Variable Portfolios, Inc.
ING Investors Trust
ING Partners, Inc.
ING Series Fund, Inc.
ING Separate Portfolios Trust
ING Variable Funds
ING Variable Insurance Trust
ING Variable Portfolios, Inc.
ING Variable Products Trust
ING Balanced Portfolio, Inc.
ING Intermediate Bond Portfolio
ING Money Market Portfolio
ING Strategic Allocation Portfolios, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York Mellon
By:	/s/ Joseph F. Keenan
Name:	Joseph F. Keenan
Title:	Managing Director, Duly Authorized

AMENDED EXHIBIT A

Fund	Effective Date

ING Asia Pacific High Dividend Equity Income Fund	March 27, 2007

ING Corporate Leaders Trust Fund
ING Corporate Leaders Trust — Series A	May 17, 2004
ING Corporate Leaders Trust — Series B	May 17, 2004

ING Equity Trust
ING Equity Dividend Fund	December 4, 2007
ING Growth Opportunities Fund	June 9, 2003
ING Index Plus LargeCap Equity Fund VIII	October 1, 2003
ING Index Plus LargeCap Equity Fund IX	February 2, 2004
ING MidCap Opportunities Fund	June 9, 2003
ING Opportunistic LargeCap Fund	December 28, 2005
ING Principal Protection Fund X	May 3, 2004
ING Principal Protection Fund XI	August 16, 2004
ING Principal Protection Fund XII	November 15, 2004
ING Real Estate Fund	June 9, 2003
ING SmallCap Opportunities Fund	June 9, 2003
ING SmallCap Value Multi-Manager Fund	February 1, 2005
ING Value Choice Fund	February 1, 2005

ING Funds Trust
ING Classic Money Market Fund	April 7, 2003
ING GNMA Income Fund	April 7, 2003
ING High Yield Bond Fund	April 7, 2003
ING Institutional Prime Money Market Fund	July 29, 2005
ING Intermediate Bond Fund	April 7, 2003

ING Global Advantage and Premium Opportunity Fund	October 27, 2005

ING Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

ING Infrastructure Development Equity Fund	TBD

ING International High Dividend Equity Income Fund	August 28, 2007

ING Investors Trust
ING AllianceBernstein Mid Cap Growth Portfolio	January 6, 2003
ING American Funds Asset Allocation Portfolio	April 28, 2008
ING American Funds Bond Portfolio	November 9, 2007
ING American Funds Growth Portfolio	September 2, 2003
ING American Funds Growth-Income Portfolio	September 2, 2003
ING American Funds International Portfolio	September 2, 2003
ING American Funds World Allocation Portfolio	September 15, 2008
ING Artio Foreign Portfolio	January 13, 2003

ING BlackRock Inflation Protected Bond Portfolio	April 30, 2007
ING BlackRock Large Cap Growth Portfolio	January 6, 2003
ING BlackRock Large Cap Value Portfolio	January 6, 2003
ING Clarion Global Real Estate Portfolio	January 3, 2006
ING Clarion Real Estate Portfolio	January 3, 2006
ING Disciplined Small Cap Value Portfolio	April 28, 2006
ING Evergreen Health Sciences Portfolio	May 3, 2004
ING Evergreen Omega Portfolio	May 3, 2004
ING FMRSM Diversified Mid Cap Portfolio	January 6, 2003
ING Focus 5 Portfolio	August 20, 2007
ING Franklin Income Portfolio	April 28, 2006
ING Franklin Mutual Shares Portfolio	April 30, 2007
ING Franklin Templeton Founding Strategy Portfolio	April 30, 2007
ING Global Resources Portfolio	January 13, 2003
ING Goldman Sachs Commodity Strategy Portfolio	April 28, 2008
ING Index Plus International Equity Portfolio	July 29, 2005
ING International Growth Opportunities Portfolio	January 13, 2003
ING Janus Contrarian Portfolio	January 13, 2003
ING JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
ING JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
ING JPMorgan Value Opportunities Portfolio	April 29, 2005
ING Legg Mason Value Portfolio	January 13, 2003
ING LifeStyle Aggressive Growth Portfolio	May 1, 2004
ING LifeStyle Conservative Portfolio	October 17, 2007
ING LifeStyle Growth Portfolio	May 1, 2004
ING LifeStyle Moderate Growth Portfolio	May 1, 2004
ING LifeStyle Moderate Portfolio	May 1, 2004
ING Limited Maturity Bond Portfolio	January 6, 2003
ING Liquid Assets Portfolio	January 6, 2003
ING Lord Abbett Affiliated Portfolio	January 6, 2003
ING Marsico Growth Portfolio	January 13, 2003
ING Marsico International Opportunities Portfolio	April 29, 2005
ING MFS Total Return Portfolio	January 13, 2003
ING MFS Utilities Portfolio	April 29, 2005
ING Multi-Manager International Small Cap Portfolio	April 28, 2008
ING Oppenheimer Active Allocation Portfolio	September 15, 2008
ING Oppenheimer Main Street Portfolio®	January 13, 2003
ING PIMCO High Yield Portfolio	November 5, 2003
ING PIMCO Total Return Bond Portfolio	January 13, 2003
ING Pioneer Equity Income Portfolio	May 11, 2007
ING Pioneer Fund Portfolio	April 29, 2005
ING Pioneer Mid Cap Value Portfolio	April 29, 2005
ING Stock Index Portfolio	November 5, 2003
ING T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
ING T. Rowe Price Equity Income Portfolio	January 13, 2003
ING Templeton Global Growth Portfolio	January 13, 2003
ING Van Kampen Capital Growth Portfolio	January 13, 2003
ING Van Kampen Global Franchise Portfolio	January 13, 2003
ING Van Kampen Global Tactical Asset Allocation Portfolio	September 15, 2008
ING Van Kampen Growth and Income Portfolio	January 13, 2003

ING Wells Fargo Small Cap Disciplined Portfolio	November 30, 2005
ING Mayflower Trust
ING International Value Fund

November 3, 2003

ING Mutual Funds
ING Asia-Pacific Real Estate Fund	October 15, 2007
ING Disciplined International SmallCap Fund	December 20, 2006
ING Diversified International Fund	December 7, 2005
ING Emerging Countries Fund	November 3, 2003
ING Emerging Markets Fixed Income Fund	December 7, 2005
ING European Real Estate Fund	October 15, 2007
ING Foreign Fund	July 1, 2003
ING Global Bond Fund	June 19, 2006
ING Global Equity Dividend Fund	September 2, 2003
ING Global Natural Resources Fund	November 3, 2003
ING Global Real Estate Fund	November 3, 2003
ING Global Value Choice Fund	November 3, 2003
ING Greater China Fund	December 7, 2005
ING Index Plus International Equity Fund	December 7, 2005
ING International Capital Appreciation Fund	December 7, 2005
ING International Equity Dividend Fund	May 16, 2007
ING International Growth Opportunities Fund	November 3, 2003
ING International Real Estate Fund	February 28, 2006
ING International SmallCap Multi-Manager Fund	November 3, 2003
ING International Value Choice Fund	February 1, 2005
ING Russia Fund	November 3, 2003

ING Partners, Inc.
ING American Century Large Company Value Portfolio	January 10, 2005
ING American Century Small-Mid Cap Value Portfolio	January 10, 2005
ING Baron Asset Portfolio	December 7, 2005
ING Baron Small Cap Growth Portfolio	January 10, 2005
ING Columbia Small Cap Value Portfolio	April 28, 2006
ING Davis New York Venture Portfolio	January 10, 2005
ING Fidelity® VIP Contrafund® Portfolio	November 15, 2004
ING Fidelity® VIP Equity-Income Portfolio	November 15, 2004
ING Fidelity® VIP Growth Portfolio	November 15, 2004
ING Fidelity® VIP Mid Cap Portfolio	November 15, 2004
ING Index Solution 2015 Portfolio	March 7, 2008
ING Index Solution 2025 Portfolio	March 7, 2008
ING Index Solution 2035 Portfolio	March 7, 2008
ING Index Solution 2045 Portfolio	March 7, 2008
ING Index Solution Income Portfolio	March 7, 2008
ING JPMorgan Mid Cap Value Portfolio	January 10, 2005
ING Legg Mason Partners Aggressive Growth Portfolio	January 10, 2005
ING Neuberger Berman Partners Portfolio	December 7, 2005
ING Oppenheimer Global Portfolio	January 10, 2005
ING Oppenheimer Strategic Income Portfolio	January 10, 2005
ING PIMCO Total Return Portfolio	January 10, 2005
ING Pioneer High Yield Portfolio	December 7, 2005

ING Solution 2015 Portfolio	April 29, 2005
ING Solution 2025 Portfolio	April 29, 2005
ING Solution 2035 Portfolio	April 29, 2005
ING Solution 2045 Portfolio	April 29, 2005
ING Solution Growth and Income Portfolio	June 29, 2007
ING Solution Growth Portfolio	June 29, 2007
ING Solution Income Portfolio	April 29, 2005
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
ING T. Rowe Price Growth Equity Portfolio	January 10, 2005
ING Templeton Foreign Equity Portfolio	November 30, 2005
ING Thornburg Value Portfolio	January 10, 2005
ING UBS U.S. Large Cap Equity Portfolio	January 10, 2005
ING Van Kampen Comstock Portfolio	January 10, 2005
ING Van Kampen Equity and Income Portfolio	January 10, 2005

ING Risk Managed Natural Resources Fund	October 24, 2006

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund	May 16, 2007
ING SPorts International Fixed Income Fund	May 16, 2007

ING Series Fund, Inc.
Brokerage Cash Reserves	June 2, 2003
ING Alternative Beta Fund	October 22, 2008
ING Balanced Fund	June 2, 2003
ING Corporate Leaders 100 Fund	June 11, 2008
ING Global Target Payment Fund	March 5, 2008
ING Growth and Income Fund	June 9, 2003
ING Index Plus LargeCap Fund	June 9, 2003
ING Index Plus MidCap Fund	June 9, 2003
ING Index Plus SmallCap Fund	June 9, 2003
ING Money Market Fund	June 2, 2003
ING Small Company Fund	June 9, 2003
ING Strategic Allocation Conservative Fund	June 2, 2003
ING Strategic Allocation Growth Fund	June 2, 2003
ING Strategic Allocation Moderate Fund	June 2, 2003
ING Tactical Asset Allocation Fund	March 5, 2008
ING U.S. Government Money Market Fund	October 31, 2008

ING Strategic Allocation Portfolios, Inc.
ING Strategic Allocation Conservative Portfolio	July 7, 2003
ING Strategic Allocation Growth Portfolio	July 7, 2003
ING Strategic Allocation Moderate Portfolio	July 7, 2003

ING Variable Funds
ING Growth and Income Portfolio II	July 7, 2003

ING Variable Insurance Trust
ING GET U.S. Core Portfolio — Series 4	March 12, 2004
ING GET U.S. Core Portfolio — Series 5	June 11, 2004

ING GET U.S. Core Portfolio — Series 6	September 10, 2004
ING GET U.S. Core Portfolio — Series 7	December 10, 2004
ING GET U.S. Core Portfolio — Series 8	March 9, 2005
ING GET U.S. Core Portfolio — Series 9	June 8, 2005
ING GET U.S. Core Portfolio — Series 10	September 7, 2005
ING GET U.S. Core Portfolio — Series 11	December 6, 2005
ING GET U.S. Core Portfolio — Series 12	March 2, 2006
ING GET U.S. Core Portfolio — Series 13	June 22, 2006
ING GET U.S. Core Portfolio — Series 14	December 21, 2006

ING Variable Portfolios, Inc.
ING BlackRock Global Science and Technology Opportunities Portfolio	July 7, 2003
ING Global Equity Option Portfolio	August 20, 2008
ING Hang Seng Index Portfolio	May 1, 2009
ING International Index Portfolio	March 4, 2008
ING Index Plus LargeCap Portfolio	July 7, 2003
ING Index Plus MidCap Portfolio	July 7, 2003
ING Index Plus SmallCap Portfolio	July 7, 2003
ING Morningstar® U.S. GrowthSM Index Portfolio	April 28, 2008
ING Opportunistic LargeCap Growth Portfolio	July 7, 2003
ING Opportunistic LargeCap Portfolio	July 7, 2003
ING Russell™ Global Large Cap Index 75% Portfolio	August 20, 2008
ING Russell™ Large Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Large Cap Value Index Portfolio	May 1, 2009
ING Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
ING Russell™ Large Cap Index Portfolio	March 4, 2008
ING Russell™ Mid Cap Index Portfolio	March 4, 2008
ING Russell™ Small Cap Index Portfolio	March 4, 2008
ING Small Company Portfolio	July 7, 2003
ING U.S. Bond Index Portfolio	March 4, 2008
ING U.S. Government Money Market Portfolio	October 31, 2008
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	January 16, 2008

ING Variable Products Trust
ING International Value Portfolio	November 3, 2003
ING MidCap Opportunities Portfolio	October 6, 2003
ING SmallCap Opportunities Portfolio	October 6, 2003

ING Balanced Portfolio, Inc.
ING Balanced Portfolio	July 7, 2003

ING Intermediate Bond Portfolio	July 7, 2003

ING Money Market Portfolio	July 7, 2003